Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: May 4 — May 31, 2009

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements		No
Cash disbursements journals		No
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Blake Tohana	June 30, 2009
Signature of Authorized Individual*	Date

Blake Tohana	EVP & CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: May 4 — May 31, 2009

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1).  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	1,131,706	0		544,556	1,676,262		801,229
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE	13,402				13,402		18,649
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)	5,484,909			46	5,484,955		15,265,648
TRANSFERS (FROM DIP ACCTS)	1,878,942				1,878,942		16,603,942

TOTAL RECEIPTS	7,377,253			46	7,377,299		31,888,239

NET PAYROLL	191,069				191,069		699,603
PAYROLL TAXES	233,037				233,037		569,208
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES							10,869
INSURANCE	1,768,268				1,768,268		6,008,496
ADMINISTRATIVE	795,700				795,700		1,871,054
SELLING
OTHER (ATTACH LIST)	3,142,392				3,142,392		20,511,615

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)	830,000				830,000		925,528

PROFESSIONAL FEES	490,511				490,511		490,511
U.S. TRUSTEE QUARTERLY FEES	1,950				1,950		1,950
COURT COSTS
TOTAL DISBURSEMENTS	7,452,927				7,452,927		31,088,834

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(75,674)			46	(75,628)		799,405

CASH - END OF MONTH	1,056,032			544,602	1,600,634		1,600,634

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS (LESS TRANSFERS TO OTHER ACCOUNTS)	$7,452,927
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$830,000
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$6,622,927

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: May 4 — May 31, 2009

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
BALANCE PER BOOKS	#	#	#	#

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE*

*Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount

OTHER (RECEIPTS)
Foreign Exchange Revaluation		(44,706)
Funding from various business units		5,500,000
Interest on various bank accounts		86						46
ATM Revenue net of fees		23,955
Various cash receipts		5,574

OTHER (DISBURSEMENTS)
401K payments/advances		234,418
Employee Travel Expenses		53,329
Contributions to JV interests		2,697,500
Directors Retainer		157,145

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: May 4 — May 31, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
FTI Consulting, Inc.	Retainer	$165,000	Magna Entertainment Corp.	Wire Payment	5/8/2009	$165,000	—	$165,000	—
FTI Consulting, Inc.	April 6 — April 30, 2009	$141,625	Magna Entertainment Corp.	Wire Payment	5/8/2009	$141,625	—	$306,625	—
FTI Consulting, Inc.	May 1 - May 31, 2009	$183,885.74	Magna Entertainment Corp.	Wire Payment	5/8/2009	$169,950	$13,935.74	$476,575	$13,935.74

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: May 4 — May 31, 2009

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising	78,866	55,685
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs	41,011	146,662
Insider Compensation*	255,497	140,905
Insurance	298,159	406,840
Management Fees/Bonuses	(1,346,785)	(3,816,610)
Office Expense	11,204	27,494
Pension & Profit-Sharing Plans
Repairs and Maintenance	26,761	71,648
Rent and Lease Expense	58,528	144,764
Salaries/Commissions/Fees	319,280	906,702
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment	31,531	241,227
Utilities
Other (attach schedule)	516,940	904,544
Total Operating Expenses Before Depreciation	290,992	(770,139)
Depreciation/Depletion/Amortization	567,350	4,051,451
Net Profit (Loss) Before Reorganization Items	(858,342)	(3,281,312)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	(27,472)	(81,235)
Interest Expense	3,704,292	11,799,953
Other Expense (attach schedule)	54,794	1,097,957
Net Profit (Loss) Before Reorganization Items	(4,589,956)	(16,097,987)
REORGANIZATION ITEMS
Professional Fees	3,308,900	3,463,130
U.S. Trustee Quarterly Fees	1,950	1,950
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)	144	144
Total Reorganization Expenses	3,310,994	3,465,224
Income Taxes		4,621,440
Net Profit (Loss)	$(7,900,950)	$(24,184,651)

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: May 4 — May 31, 2009

STATEMENT OF OPERATIONS - continuation sheet

	Month	Cumulative Filing to Date
BREAKDOWN OF “OTHER” CATEGORY

Other Expenses
Write Off of Deferred costs	594	817,229
Property Valuation Costs	54,200	280,728

Other Operational Expenses

Other Income
ATM Revenues	24,004	74,684
Other Miscellanceous	3,468	6,551

Other Operating Expenses
Memberships & Subscriptions	7,311	15,529
Audit	27,439	(205,894)
Tax Fees	54,657	195,675
Legal Expenses	18,304	154,163
Consulting Fees	23,575	94,404
Shareholder Info	22,982	51,415
Trademarks & Logos	4,800	7,082
Filing & Lobbying	68,536	73,619
MSI Intercompany Fees	81,830	205,084
Bank Service Charges	28,427	64,311
Foreign Exchange (Gain) / Loss	179,079	249,156
Other Reorganization Expenses
Ground Travel	144	144

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: May 4 — May 31, 2009

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	1,061,238	806,435
Restricted Cash and Cash Equivalents (see continuation sheet)	544,602
Accounts Receivable (Net)	464,452	539,865
Notes Receivable
Inventories
Prepaid Expenses	3,629,580	4,201,995
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$5,699,872	$5,548,295
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment	11,008,204	10,972,271
Leasehold Improvements
Vehicles
Less Accumulated Depreciation	(9,395,597)	(9,299,978)
TOTAL PROPERTY & EQUIPMENT	$1,612,607	$1,672,293
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)	1,042,492,981	1,031,552,318
TOTAL OTHER ASSETS	$1,042,492,981	$1,031,552,318
TOTAL ASSETS	$1,049,805,460	$1,038,772,906

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable	835,154
Taxes Payable (refer to FORM MOR-4)
Wages Payable	10,116
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments	19,045,557
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)	13,414,515	6,269,666
TOTAL POSTPETITION LIABILITIES	$33,305,342	$6,269,666
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	221,832,752	216,123,174
Priority Debt
Unsecured Debt	228,009,920	225,537,969
TOTAL PRE-PETITION LIABILITIES	449,842,672	441,661,143

TOTAL LIABILITIES	$483,148,014	$447,930,809
OWNER EQUITY
Capital Stock	701,630,421	701,630,421
Additional Paid-In Capital	4,149,000	4,149,000
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition	(114,937,324)	(114,937,324)
Retained Earnings - Postpetition	(24,184,651)
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$566,657,446	$590,842,097
TOTAL LIABILITIES AND OWNERS EQUITY	$1,049,805,460	$1,038,772,906

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: May 4 — May 31, 2009

BALANCE SHEET - continuation sheet

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets

Other Assets
Investments in subsidiaries	524,880,631	523,543,107
Income Taxes Receivable	38,269,151	42,890,591
Deferred taxes Receivable	67,698,850	67,698,850
Other Assets	11,571,863	8,178,857
Intercompany Receivable from MEC Holdings (USA) Inc.	3,767,952	3,769,683
Intercompany Payable to MEC Holdings (Canada) Inc.	(416,032)	(358,867)
Intercompany Receivable from MEC Dixon Inc.	15,338,121	15,335,309
Intercompany Receivable from Magna Racino	540,741	484,635
Intercompany Receivable from Santa Anita Co. Inc.	71,397,206	72,999,028
Intercompany Payable to San Luis Rey Downs	(7,033,832)	(7,106,529)
Intercompany Payable to Pacific Racing	(531,506)	(1,406,389)
Intercompany Payable to Bay Meadows	(23,818,104)	(23,818,104)
Intercompany Receivable from Lone Star Park	3,434,403	1,909,994
Intercompany Receivable from Gulfstream Park	101,409,315	105,212,712
Intercompany Receivable from GPRA Training Center	79,740,718	79,655,973
Intercompany Receivable from GPRA Commercial Enterprises Inc.	25,781,958	17,930,982
Intercompany Payable to Sunshine Meadows Racing	(458,456)	(458,456)
Intercompany Receivable from MJC Laurel Park	35,044,441	34,313,644
Intercompany Receivable from MJC Pimlico	17,518,327	13,486,004
Intercompany Receivable from MJC Bowie	813,697	789,365
Intercompany Receivable from Remington Park	17,631,322	20,986,871
Intercompany Receivable from Thistledown	13,357,888	12,843,147
Intercompany Payable to MEC Racing Pennsylvania Inc.	(2,805,016)	(2,814,367)
Intercompany Receivable from Pennsylvania Racing Services Inc.	3,739,000	3,403,680
Intercompany Receivable from MEC Oregon Racing	13,446,929	13,004,877
Intercompany Receivable from Multnomah	800,822	800,822
Intercompany Receivable from MI Racing Inc.	18,504,183	18,541,298
Intercompany Receivable from DLR Inc.	1,001,180	1,001,081
Intercompany Receivable from OTL Inc.	115,602	115,552
Intercompany Payable to MGE	(20,915,714)	(20,780,578)
Intercompany Receivable from MI Developments	483,444	983,490
Intercompany Receivable from 1180482 Ontario Inc.	2,169	2,169
Intercompany Receivable from MEC Bedding	10,283,917	10,273,706
Intercompany Receivable from MEC Land Holdings	8,940,621	8,940,621
Intercompany Payable to Palm Meadows Residential	(1,920,119)	(1,920,119)
Intercompany Payable to XpressBet	(21,390,692)	(22,065,651)
Intercompany Receivable from HRTV	35,908,662	36,759,971
Intercompany Payable to Fontana Housing	(27,946,084)	(27,682,115)
Intercompany Receivable from SBI	230,300	230,300
Intercompany Receivable from MEC Maryland Investment Inc.	18,027,915	18,027,915
Intercompany Receivable from MEC NY Acquisitions, Inc.	9,330	9,330
Intercompany Receivable from Amtote	10,037,878	5,839,929

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: May 4 — May 31, 2009

BALANCE SHEET - continuation sheet

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities
Audit Accrual	237,840	471,172
Tax Accrual	324,165	269,166
Group RSP	47,727	38,183
Due to Magna International Inc.	1,144,275	1,109,176
Interest Accrual on Convertible Debentures	8,471,771	3,855,417
Interest on BMO Loan	266,441	—
Estimated IBNR	7,000	7,000
Severance Accrual	201,313	162,619
Legal Accrual	79,500	79,500
FSA Employee Deductions	275	275
ATM Settlement for the Tracks	7,344	7,344
Consulting Fees	55,124	9,814
Zurich Claim service fee	50,000	50,000
Directors Fees	—	210,000
Bankruptcy Professional Fees Accrual	2,521,740	—
Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: May 4 — May 31, 2009

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.  Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. T	Ending Tax Liability
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	224,473		610,681			835,154
Wages Payable	10,116					10,116
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments	19,045,557					19,045,557
Professional Fees
Amounts Due to Insiders*
Other: Accrued Liabilities	13,414,515					13,414,515
Other:
Total Postpetition Debts	32,694,661		610,681			33,305,342

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: May 4 — May 31, 2009

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	257,258
+ Amounts billed during the period	221,257
- Amounts collected during the period	14,063
Total Accounts Receivable at the end of the reporting period	464,452

Accounts Receivable Aging
0 - 30 days old	221,257
31 - 60 days old	105,568
61 - 90 days old	132,237
91+ days old	5,390
Total Accounts Receivable	464,452
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	464,452

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No

1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X